UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2016

TopBuild Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36870	47-3096382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Jimmy Ann Drive Daytona Beach, Florida 32114
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (386) 304-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of TopBuild Corp., a Delaware corporation (the “Company”), held on May 2, 2016, the Company’s stockholders approved the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan (the “2015 Plan”). The 2015 Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on March 23, 2016, under the caption “Proposal 5:  Vote to Approve the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan”, which description is incorporated by reference in this Item 5.02. The description of the 2015 Plan is qualified in its entirety by reference to the complete text of the 2015 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which was also contained in Appendix A to the Proxy Statement.

ITEM 5.07Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 2, 2016.  The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Dennis W. Archer and Alec C. Covington as Class I Directors to serve until the 2019 Annual Meeting of Stockholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Dennis W. Archer	31,411,057	147,984	2,629,485
Alec C. Covington	31,430,900	128,141	2,629,485

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
34,088,164	27,376	72,986	—

Proposal 3: Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
30,919,482	434,714	204,845	2,629,485

Proposal 4: Approval, on a non-binding advisory basis, of the frequency of future advisory votes regarding the compensation of the Company’s named executive officers.

Votes “Every Year”	Votes “Every Two Years”	Votes “Every Three Years”	Abstentions
27,592,169	23,979	3,850,593	92,300

Proposal 5: Approval of the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
30,961,993	505,451	91,597	2,629,485

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan, incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.
Date: May 5, 2016	By:	/s/ Michelle Friel
Michelle Friel
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan, incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 23, 2016.